Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of GeoVax Labs, Inc. (the "Company") on Form 10-K for the year ended December 31, 2025, I, David A. Dodd, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes - Oxley Act of 2002, that to the best of my knowledge:

1.	The annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2026	/s/ David A. Dodd David A. Dodd President and Chief Executive Officer